SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): June 10, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                              0-21696                    22-3106987
--------                              -------                    ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400








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ITEM 5.    OTHER EVENTS

           On June 10, 2004, the Registrant disseminated a Press Release announcing that it will provide a live webcast of its corporate presentation at the Needham & Company Third Annual Biotechnology Conference on Thursday, June 17, 2004, at the New York Palace Hotel. The presentation will be given at 9:30 a.m. (ET) by Harvey J.
           Berger, M.D., chairman and chief executive officer of ARIAD, who will provide an overview of the Company and its progress in key programs.

           The information contained in the Press Release dated June 10, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated June 10, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ARIAD PHARMACEUTICALS, INC.



                                             By:    /s/ Edward M. Fitzgerald
                                                    ------------------------
                                                    Edward M. Fitzgerald
                                                    Senior Vice President and
                                                     Chief Financial Officer


Date:    June 10, 2004




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




                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description                             Sequential Page Number
-------           -----------                             ----------------------

99.1              The Registrant's Press Release                    4
                  dated June 10, 2004.



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